Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA Goldman Sachs Multi-Asset Insights Portfolio

(the “Portfolio”)

Supplement dated March 4, 2019

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2018, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since

Neill Nuttall Managing Director	2019
Christopher Lvoff, CFA Managing Director	2017

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the second paragraph under “Goldman Sachs Asset Management L.P. (GSAM)” is deleted in its entirety and replaced with the following:

The SA Goldman Sachs Multi-Asset Insights Portfolio is managed by Neill Nuttall and Christopher Lvoff, CFA. Neill Nuttall is a managing director and the co-chief investment officer in the Global Portfolio Solutions (GPS) Group. Mr. Nuttall first joined GSAM in 2014 as a managing director. Prior to joining the firm, Mr. Nuttall worked for almost 30 years at JPMorgan Asset Management (JPMAM) and its heritage firms, based for 14 years in Hong Kong and subsequently in London. From 2006, Mr. Nuttall served as chief investment officer and head of JPMAM’s Global Multi Asset Group (GMAG) and later as head of Asset Allocation for GMAG. Prior to joining GMAG, Mr. Nuttall served as a managing director and senior strategist with JPMAM’s Currency Group. Christopher Lvoff is a managing director in the GPS Group, based in New York, where he is a senior portfolio manager. Previously, Mr. Lvoff was a member of the Multi-Product Investment Group of the Investment Management Division, where he focused on portfolio management and implementation for customized multi-asset institutional portfolios as well as commingled investment vehicles. Mr. Lvoff joined GSAM in 2007 and was named managing director in 2016. The GPS Group provides multi-asset class products and solutions, focusing on customized asset allocation, tactical implementation, risk management, and portfolio construction. The GPS Group serves clients globally from offices located in New York, Bengaluru, London, Salt Lake City, and Tokyo.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-GSM2 (03/19)

Filed under Rule 497(e)

Registration No. 33-52742

SunAmerica Series Trust

SA Goldman Sachs Multi-Asset Insights Portfolio

(the “Portfolio”)

Supplement dated March 4, 2019

to the Portfolio’s Statement of Additional Information (“SAI”)

dated May 1, 2018, as supplemented and amended to date

In the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” the information with respect to Goldman Sachs Asset Management L.P. (“GSAM”) is deleted in its entirety and replaced with the following:

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2019)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)

GSAM	Lvoff, Christopher	22	$8,291	7	$1,732	2	$763
	Nuttall, Neill	9	$5,893	19	$6,386	69	$96,026

If applicable, the total number of accounts and total assets in accounts that have an advisory fee that is all or partly based on the account’s performance are provided in parentheses.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAST_SAI_SUP5 (03/19)